SECURITY EQUITY FUND
ONE SECURITY BENEFIT PLACE
TOPEKA, KANSAS 66636-0001


                        SUPPLEMENT DATED FEBRUARY 1, 2010
                      TO PROSPECTUS DATED FEBRUARY 1, 2010


The following information supplements and amends the information in the Prospectus regarding SECURITY ALPHA OPPORTUNITY FUND (THE "FUND"):

Effective as of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Fund). Of course, a shareholder may sell (or "redeem") shares at any time (please see "Selling Shares" for more information). The Fund is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers, which affects its ability to meet its investment objective. As noted in the Fund's shareholder report dated September 30, 2009, the Fund is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe and its administrator. The Fund is uncertain when it will resume its full investment program.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



                                                        77-02010-12  2010/02/01